NUVEEN TENNESSEE MUNICIPAL BOND FUND

SUPPLEMENT DATED DECEMBER 9, 2013

TO THE PROSPECTUS DATED SEPTEMBER 30, 2013

Class B shares of Nuveen Tennessee Municipal Bond Fund (the “Fund”) will be converted to Class A shares of the Fund at the close of business on December 16, 2013. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-TNP-1213P